                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: NOVEMBER YEAR: 2001

              MONTH                       7/16/01-8/31/01       9/30/01     10/31/01      11/30/01
--------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                            $  4,472,168     $ 1,311,018   $1,891,936   $1,569,117  $   --    $   --
INCOME BEFORE INT. DEPREC./TAX (MOR-6)      $   (209,403)    $  (228,529)  $ (309,258)  $ (277,643) $   --    $   --
NET INCOME (LOSS) (MOR-6)                   $ (1,202,563)    $  (891,256)  $ (971,769)  $ (939,694) $   --    $   --
PAYMENTS TO INSIDERS (MOR-9)                $         --     $        --   $       --   $       --  $   --    $   --
PAYMENTS TO PROFESSIONALS (MOR-9)           $         --     $        --   $       --   $       --  $   --    $   --
TOTAL DISBURSEMENTS (MOR-7)                 $  6,063,610     $ 4,412,856   $3,673,189   $3,090,908  $   --    $   --

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO        If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                    Page 3 of 16
                                                                        12/19/01

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

1    Workers Compensation             Statutory - $1,000,000          American Guar.              1 year     7/1/2002
                                      Employers Liability. Ded.       Zurich US
                                      $250,000 per accident.

2    Automobile Liability             $2,000,000 ea. occurrence.      American Guar.              1 year     7/1/2002
                                      Ded. $25,000 per occurrence.    Zurich Amer.

3    Excess Liability                 $5,000,000 ea. occurrence and   Primex, Ltd                 1 year     7/1/2002
     Excess to $1 Million SIR         aggregate. Excess $1,000,000
                                      GL $2,000,000 AL.

4    Excess Liability                 $20,000,000 ea. loss and        Primex, Ltd. (Reinsured     1 year     7/1/2002
                                      aggregate.                      through AIG.)

5    Excess Liability                 $50,000,000 ea. loss and        Gerling Global              1 year     7/1/2002
                                      aggregate.


6    Excess Liability                 $100,000,000 ea. loss and       Lloyd's                     1 year     7/1/2002
                                      aggregate.                      Lore


7    Excess Liability                 $50,000,000                     Zurich                      1 year     7/1/2002

8    Excess Liability                 $50,000,000                     AIG                         1 year     7/1/2002

NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

1    Workers Compensation             Total annual remuneration   $195,653 - Audit at (AFCO) expiration.
                                                                  Plus all losses within deductible.


2    Automobile Liability             Number of vehicles owned    $92,955 (AFCO)
                                      and leased

3    Excess Liability                 Annual revenues and         $451,090 Annual - Half on
     Excess to $1 Million SIR         remuneration                7/1/01; 1/2 on 1/1/02.


4    Excess Liability                 Included                    Included


5    Excess Liability                 Flat charge - based on      $295,000
                                      exposures and risk
                                      potential

6    Excess Liability                 Flat charge - based on      $241,886
                                      exposures and

7    Excess Liability                 Flat charge                 $109,210

8    Excess Liability                 Flat Charge                 $80,938

                                                                    Page 4 of 16
                                                                        12/19/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

9    Excess Liability                 $50,000,000                     Starr Excess                1 year     7/1/02

10   Marine Terminal Operators        $50,000,000 ea. occurrence.     New Hampshire Ins. Co.      1 year     7/1/02
     Liability and Charterer's        Ded. $25,000 per occurrence     thru Marsh London
     Legal Liability                  $100,000 pollution per
                                      occurrence.

11   Excess Marine Liability          $24,000,000 excess of MTO,      XL Specialty                1 year     7/1/02
                                      CLL, P&L                        Brockbank &
                                                                      Liberty Und.

12   Excess Marine Liability          $25,000,000 excess $24,000,000  XL Specialty                1 year     7/1/02
                                                                      Brockbank & N.Y.
                                                                      Marine Gen. Ins.

13   Property Damage, Business        $ Total insured values          Munich Re: et. al.          1 year     8/1/02
     Interruption and Boiler &        combined all-risk. Sublimits:
     Machinery                        Flood - $100 mil., Earthquake
                                      - $100 mil., $10 mil extra
                                      expense. Ded.: Petrochem
                                      $1,000,000 PD, 10 day - BI.
                                      Pulp & Fibers - $1 mil. PD/BI.

14   Directors & Officers             $15,000,000 each loss and each  National Union              1 year    8/21/02
     Liability                        policy year. Ded. $1,000,000    Indemnity
                                      Corp. Reimb.


15   Excess Directors &               $10,000,000 excess of Primary   Hartford                    1 year    8/21/02
     Officers Liability               D&O

16   Directors & Officers             $10,000,000                     XL Specialty Ins. Co.       1 year    8/21/02
     Liability

NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

9    Excess Liability                 Flat Charge                 $62,500


10   Marine Terminal Operators        Based on volume             $27,000 (AFCO) Min. premium & deposit.
     Liability and Charterer's        throughput and no.
     Legal Liability                  chartered vessels.


11   Excess Marine Liability          Volume thru put &           $57,375
                                      vessels docked.


12   Excess Marine Liability          Flat                        $21,250



13   Property Damage, Business        Property Values -           Annual - Financed through
     Interruption and Boiler &        PD Income values -          AFCO. $4.0M (est.)
     Machinery                        BI PML, fire protection
                                      available; many
                                      other factors.



14   Directors & Officers             Various                     $316,000 (15 mos.)
     Liability



15   Excess Directors &               Various                     $223,700 (15 mos.)
     Officers Liability

16   Directors & Officers             Various                     $115,000 (15 mos.)
     Liability

                                                                    Page 5 of 16
                                                                        12/19/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.             TERM       EXPIRE
---       -----------------               --------------                 -------------             ----       ------

17   Employee Dishonesty &            $5,000,000 each Insuring        Texas Pacific               1 year    10/1/02
     Depositor's Forgery              Agreement. Ded. $50,000.        Chubb

18   Hull & Machinery and             Barge Hull Value                Zurich-American             1 year     7/1/02
     Protection & Indemnity           (M-25 = $1,500,000)             Insurance Co.
                                      Ded. $5,000 per loss.
                                      $1,000,000 P&I

19   Pollution Insurance              Section A - $250,000            Water Quality               1 year     7/1/02
                                      Section B - $5,000,000          Insurance
                                      CERCLA - $5,000,000             Syndicate

20   Marine and Railroad Cargo        $12,000,000 any one vessel      Mutual Marine               1 year    Continuing
                                      $1,000,000 any one barge
                                      $1,000,000 any one rail ship.
                                      $100,000 any one truck

21   Duty Drawback Bond               $1,000,000                      Washington                  1 year    Continuing
                                                                      International

22   Fiduciary                        $10,000,000                     National Union              1 year    8/21/02
                                      Ded. $250,000 per occurrence

23   Environmental Impairment         $4,000,000 per loss             ECS                         1 year    1/15/02
     Liability (Petrochem &           $8,000,000 aggregate            (Indian Harbor)
     Fibers)

24   Closure/Post Closure             $1,995,222 Combined             Underwriters                1 year    Continuous
     Bonds - Petrochem                                                Indemnity


NO.       TYPE OF INSURANCE               EXPOSURE BASE                     ANNUAL PREMIUM
---       -----------------               -------------                     --------------

17   Employee Dishonesty &            Various                     $14,450
     Depositor's Forgery

18   Hull & Machinery and             Hull & Machinery            $29,378 (AFCO)
     Protection & Indemnity           values



19   Pollution Insurance              Hull gross registered       $4,258 (AFCO)
                                      tonnage


20   Marine and Railroad Cargo        Declared shipment           $40,000 Annual Approx.
                                      values


21   Duty Drawback Bond               Limit                       $2,875


22   Fiduciary                        Various                     $22,000 - Financed through Imperial.



23   Environmental Impairment         Loss Potential              $106,200 - Financed through AFCO.
     Liability (Petrochem &
     Fibers)

24   Closure/Post Closure             Estimated                   $40,610
     Bonds - Petrochem                Closure/Post
                                      Closure Costs


     ANNUAL TOTAL:                                     $3,459,260 *

     *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED NOVEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     723                $     528              $       -                 $     214
        Trade accounts receivable, net              -                   44,237                     61                     3,078
        Other Receivables                           -                    1,930                      -                         -
        Due from affiliates                       652                   20,751                 12,018                     4,040
        Inventories                                 -                   28,780                      -                     8,864
        Prepaid expenses                           29                    4,106                      -                         -
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,404                  100,332                 12,079                    16,196

Property, plant and equipment, net                  -                  124,854                  3,200                     6,215
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,106                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                    7,337                   23,848                      -                     1,380
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,801                $ 345,269              $  20,385                 $  23,791
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  63                  115,891                  1,175                     5,766
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   24,750                      -                     6,235
        Unsecured debt                        193,006                  277,725                  1,110                    71,225
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,861                  (16,017)                     -                    16,012
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (233,134)                     -                     9,339
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,497)                 (37,507)                 2,766                    (4,571)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (177,129)                (483,207)                18,100                  (133,161)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (177,129)                (485,744)                18,100                  (133,161)

TOTAL LIABILITIES AND EQUITY                $  43,801                $ 345,269              $  20,385                 $  23,791
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $       9             $       -                 $       -
        Trade accounts receivable, net             -                     2,454                   902                     4,668
        Other Receivables                          -                     4,367                     -                         -
        Due from affiliates                    2,801                    49,472                   595                     4,184
        Inventories                                -                         -                   241                     1,610
        Prepaid expenses                        (283)                        -                     -                         -
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,518                    56,302                 1,738                    10,462

Property, plant and equipment, net                 -                         -                     -                    43,632
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,766                 1,846                         -
Other assets                                   2,708                     6,309                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,226                 $ 358,377             $   3,584                 $  54,094
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 26                    19,796                   669                       756
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          398                     7,317                     -                         -
        Unsecured debt                           840                   265,049                   170                    62,478
        Other / Intercompany                       -                     5,519                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     1,845
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (469)                      742                (1,816)                      (76)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 310                    (6,456)                2,745                    (9,140)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       310                    (6,456)                2,745                    (9,140)

TOTAL LIABILITIES AND EQUITY                $  5,226                 $ 358,377             $   3,584                 $  54,094
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,474
        Trade accounts receivable, net              -                 55,400
        Other Receivables                           -                  6,297
        Due from affiliates                   (88,412)                 6,101
        Inventories                                 -                 39,495
        Prepaid expenses                            -                  3,852
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (88,412)               112,619

Property, plant and equipment, net                  -                177,901
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,606
Investments in Subs                          (381,952)                45,455
Other assets                                       (1)                41,581
                                            --------------------------------

TOTAL ASSETS                                $(470,365)             $ 384,162
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (29,937)               114,205
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (6,633)                32,067
        Unsecured debt                       (131,371)               740,232
        Other / Intercompany                 (201,020)                 5,519
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,856
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,530)              (541,249)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (42,428)
        Pension adjustment                          -                   (135)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            --------------------------------
                                              (40,531)              (828,469)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,531)              (831,006)

TOTAL LIABILITIES AND EQUITY                $(470,365)             $ 384,162
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)       9/30/01        10/31/01        11/30/01          MONTH           MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $     3,026   $    3,514  $        5,878  $         (110) $           --
ROYALTY AND REVENUE PAYABLE                       --           --              --              --              --
NOTES PAYABLE - INSURANCE                         --           --              --              --              --
TAX PAYABLE:                                                   --                                              --
    Federal Payroll Taxes                          5            5              --              --              --
    State Payroll & Sales                         13            1              (1)             (2)             --
    Ad Valorem Taxes                              --           --              --              --              --
    Other Taxes                                  389           62              87             112              --
TOTAL TAXES PAYABLE                      $       407    $      68  $           86  $          110  $           --  $           --
SECURED DEBT POST-PETITION                        --           --              --              --              --
ACCRUED INTEREST PAYABLE                          --           --              --              --              --
*ACCRUED PROFESSIONAL FEES:                       --           --              --              --              --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --           --              --              --              --
  2.  Lease Operating Expenses/Capital            --           --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $     3,433    $   3,582  $        5,964  $           --  $           --  $           --
====================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      11/30/01
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $114,205   $ 113,972     $      --   $       (2)   $       235   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $114,205   $ 113,972     $      --   $       (2)   $       235   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 44,536    $ 44,536     $     --   $     --   $     --   $     --

        31-60         4,087       4,087           --         --         --         --

        61-90         4,312       4,312           --         --         --         --

        91 +         12,505      12,505           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 65,440    $ 65,440     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING NOVEMBER 30, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       21,898,981    $          179,733    $        1,569,117
TOTAL COST OF REVENUES                                         --            23,037,429               179,733             1,720,230
GROSS PROFIT                                   $               --    $       (1,138,448)   $               --    $         (151,113)
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $               --    $        1,112,322    $               --    $          126,530
  Insiders Compensation                                        --               106,743                    --                    --
  Professional Fees                                            --             1,495,045                    --                    --
  Other (Earnings in Joint Venture)                            --               550,328              (550,328)                   --

TOTAL OPERATING EXPENSE                        $               --    $        3,264,438    $         (550,328)   $          126,530
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $               --    $       (4,402,886)   $          550,328    $         (277,643)
INTEREST EXPENSE (includes amort of debt fees)             (9,797)            2,239,058                    --               614,434
DEPRECIATION                                                   --             1,901,893                    --                47,617
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $           (9,797)   $        4,140,951    $               --    $          662,051
====================================================================================================================================
NET INCOME BEFORE TAXES                        $            9,797    $       (8,543,837)   $          550,328    $         (939,694)
INCOME TAXES                                                   --                    --                28,869                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $            9,797    $       (8,543,837)   $          521,459    $         (939,694)
====================================================================================================================================


                                               STERLING CHEMICALS                            STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.              FIBERS                 INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11         ELIMINATIONS         01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          (83,333)   $        1,116,391   $          285,909
TOTAL COST OF REVENUES                                          --               (83,333)               68,790              463,406
GROSS PROFIT                                    $           83,333    $               --    $        1,047,601   $         (177,497)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            1,533                          $          228,534   $         (103,333)
  Insiders Compensation                                         --                                          --                   --
  Professional Fees                                             --                                          --                   --
  Other (Earnings in Joint Venture)                             --                                          --                   --

TOTAL OPERATING EXPENSE                         $            1,533                          $          228,534   $         (103,333)
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           81,800                          $          819,067   $          (74,164)
INTEREST EXPENSE (includes amort of debt fees)              37,665                                     178,588                   --
DEPRECIATION                                                23,000                                     485,795                   --
OTHER (INCOME) EXPENSES*                                        --                                          --                   --
OTHER ITEMS**                                                   --                                          --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665                          $          664,383   $               --
====================================================================================================================================
NET INCOME BEFORE TAXES                         $           21,135    $               --    $          154,684   $          (74,164)
INCOME TAXES                                                    --                    --                    --                   --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           21,135    $               --    $          154,684   $         (74,164)
====================================================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        2,729,574   $         (83,333)    $      27,779,705
TOTAL COST OF REVENUES                                       1,683,022             (83,333)           27,069,277
GROSS PROFIT                                        $        1,046,552   $              --     $         710,428
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          608,496   $        (540,833)            1,433,249
  Insiders Compensation                                             --                  --               106,743
  Professional Fees                                                 --                  --             1,495,045
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          608,496   $        (540,833)    $       3,035,037
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          438,056   $         540,833            (2,324,609)
INTEREST EXPENSE (includes amort of debt fees)                      --             540,833             3,600,781
DEPRECIATION                                                   405,074                  --             2,863,379
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          405,074   $         540,833     $       6,464,160
=================================================================================================================
NET INCOME BEFORE TAXES                             $           32,982   $              --     $      (8,788,769)
INCOME TAXES                                                        --                  --                28,869
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $           32,982   $              --     $      (8,817,638)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H4-11


   CASH RECEIPTS AND
   DISBURSEMENTS                                          8/31/2001(1)       Sep-01       Oct-01        Nov-01    Dec-01    Jan-02
   -----------------                                      ------------    ------------  ----------    ----------  -------   -------
   1.  CASH-BEGINNING OF MONTH                            $    714,483    $    361,051  $  295,511    $  297,869  $    --   $    --
                                                          ------------    ------------  ----------    ----------- -------   -------

   RECEIPTS:
   2.  CASH SALES                                         $         --    $         --  $       --    $       --  $    --   $    --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     4,481,633       2,962,072   1,914,342     1,695,639
   4.  LOANS & ADVANCES (attach list)                               --              --          --
   5.  SALE OF ASSETS                                               --              --          --
   6.  OTHER (attach list)                                   1,228,545       1,385,244   1,761,204     1,311,323
   TOTAL RECEIPTS                                         $  5,710,178    $  4,347,316  $3,675,546    $3,006,962  $    --   $    --
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A             N/A         N/A           N/A      N/A       N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $    319,807    $    156,419  $  165,492    $  297,757  $    --   $    --
   8.  PAYROLL TAXES PAID                                      142,508          64,049      68,457        58,459
   9.  SALES, USE & OTHER TAXES PAID                                --              --       2,686         2,786
   10. SECURED/RENTAL/LEASES                                        --           4,000          --           486
   11. UTILITIES                                               122,540              --     236,879       279,750
   12. INSURANCE                                                    --         280,148          --            --
   13. INVENTORY PURCHASES                                      47,098         162,287     257,863        83,785
   14. VEHICLE EXPENSES                                             --              --          --            --
   15. TRAVEL & ENTERTAINMENT                                      208          14,891       9,766        10,869
   16. REPAIRS, MAINTENANCE & SUPPLIES                          26,090          58,632      78,051        78,837
   17. ADMINISTRATIVE & SELLING                                     --           5,339          --         2,747
   18. OTHER (attach list)                                   5,405,358       3,667,091   2,853,995     2,275,432
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $  6,063,610    $  4,412,856  $3,673,189    $3,090,908  $    --   $    --
   19. PROFESSIONAL FEES                                  $         --    $         --  $       --    $       --  $    --   $    --
   20. U.S. TRUSTEE FEES                                            --              --          --            --       --        --
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --              --          --            --       --        --
   TOTAL DISBURSEMENTS                                    $  6,063,610    $  4,412,856  $3,673,189    $3,090,908  $    --   $    --
   22. NET CASH FLOW                                      $   (353,432)   $    (65,540) $    2,357    $  (83,946) $    --   $    --
   23. CASH - END OF MONTH (MOR-2)                        $    361,051    $    295,511  $  297,869    $  213,923  $    --   $    --


   CASH RECEIPTS AND                                          FILING TO
   DISBURSEMENTS                                                DATE
   -----------------                                        ------------
   1.  CASH-BEGINNING OF MONTH                              $    714,483
                                                            ------------
   RECEIPTS:
   2.  CASH SALES                                           $         --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      11,053,685
   4.  LOANS & ADVANCES (attach list)                                 --
   5.  SALE OF ASSETS                                                 --
   6.  OTHER (attach list)                                     5,686,317
   TOTAL RECEIPTS                                           $ 16,740,002
   (Withdrawal)Contribution by Individual Debtor MFR-2*              N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                          $    939,475
   8.  PAYROLL TAXES PAID                                        333,473
   9.  SALES, USE & OTHER TAXES PAID                               5,472
   10. SECURED/RENTAL/LEASES                                       4,486
   11. UTILITIES                                                 639,169
   12. INSURANCE                                                 280,148
   13. INVENTORY PURCHASES                                       551,033
   14. VEHICLE EXPENSES                                               --
   15. TRAVEL & ENTERTAINMENT                                     35,735
   16. REPAIRS, MAINTENANCE & SUPPLIES                           241,609
   17. ADMINISTRATIVE & SELLING                                    8,086
   18. OTHER (attach list)                                    14,201,876
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $ 17,240,562
   19. PROFESSIONAL FEES                                    $         --
   20. U.S. TRUSTEE FEES                                              --
   21. OTHER REORGANIZATION EXPENSES (attach list)                    --
   TOTAL DISBURSEMENTS                                      $ 17,240,562
   22. NET CASH FLOW                                        $   (500,560)
   23. CASH - END OF MONTH (MOR-2)                          $    213,923


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11

   OTHER CASH RECEIPTS AND                             8/31/2001 (1)      Sep-01          Oct-01       Nov-01        Dec-01   Jan-02
   DISBURSEMENTS:
   -----------------------                            -------------    -------------    ----------     ------        ------   ------
6.  OTHER RECEIPTS:
       Interest Income                                $         545    $          --    $       --
       401(k) Plan Refund                                        --               --            --
       Cobra Insurance Payment                                6,083            3,806         7,928         5,259
       Miscellaneous                                         80,917           42,438         1,276        12,065
       Royalty Owners Trust Account                              --               --            --
       Emission Credits                                          --               --            --
       Intercompany Transfers                               871,000        1,139,000     1,512,000     1,294,000
       Account Transfers                                    270,000          200,000       240,000


   TOTAL OTHER RECEIPTS                               $   1,228,545    $   1,385,244    $1,761,204    $1,311,323     $   --   $   --
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                        $          --    $          --    $       --
       Workover Expense                                          --               --            --
       Capital Expenditures                                  13,000            4,812            --
       Revenue & Royalties                                       --               --            --        10,150
       Interest Payment                                          --               --            --
       Employee Benefits                                     55,027           27,405        27,144        13,438
       Severance tax                                             --               --            --
       Pre-petition checks voided in current period          (3,215)          (2,000)           --
       Insiders                                                  --               --            --
       Restricted Cash Transactions                              --               --            --
       Contract Services                                    473,664          431,305       468,686       481,869
       Licenses / Fees / Permits                              1,439               --        19,878            89
       Freight                                               87,551          101,650        87,536       100,851
       Account Transfers                                    270,000          200,000       240,000
       Outstanding checks to Balance to G/L                (183,381)        (150,611)       72,328       (59,844)
       CIT Revolver Payments                              4,691,274        3,054,530     1,938,423     1,728,878
   TOTAL OTHER DISBURSEMENTS                          $   5,405,358    $   3,667,091    $2,853,995    $2,275,432     $   --   $   --

   OTHER CASH RECEIPTS AND                             FILING TO
   DISBURSEMENTS:                                        DATE
   -----------------------                            -----------
6.  OTHER RECEIPTS:
       Interest Income                                $       545
       401(k) Plan Refund                                      --
       Cobra Insurance Payment                             23,076
       Miscellaneous                                      136,697
       Royalty Owners Trust Account                            --
       Emission Credits                                        --
       Intercompany Transfers                           4,816,000
       Account Transfers                                  710,000


   TOTAL OTHER RECEIPTS                               $ 5,686,317
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                        $        --
       Workover Expense                                        --
       Capital Expenditures                                17,812
       Revenue & Royalties                                 10,150
       Interest Payment                                        --
       Employee Benefits                                  123,014
       Severance tax                                           --
       Pre-petition checks voided in current period        (5,215)
       Insiders                                                --
       Restricted Cash Transactions                            --
       Contract Services                                1,855,525
       Licenses / Fees / Permits                           21,406
       Freight                                            377,588
       Account Transfers                                  710,000
       Outstanding checks to Balance to G/L              (321,508)
       CIT Revolver Payments                           11,413,105
   TOTAL OTHER DISBURSEMENTS                          $14,201,876


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11
NOVEMBER 2002

   CASH RECEIPTS AND                                         Chase          Chase          Chase          Chase
   DISBURSEMENTS                                          00100547117    00103316965     103405768    630181003508
   -----------------                                      -----------    -----------   -----------    ------------
   1.  CASH-BEGINNING OF MONTH                            $       100    $    12,677   $    59,961    $        --
   RECEIPTS:
   2.  CASH SALES                                         $        --    $        --   $        --    $        --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      507,819
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                         --      1,144,000       150,000             --
   TOTAL RECEIPTS                                         $   507,819    $ 1,144,000   $   150,000    $        --
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A            N/A           N/A            N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $        --    $   150,000   $   147,757    $        --
   8.  PAYROLL TAXES PAID                                                                   58,459
   9.  SALES, USE & OTHER TAXES PAID                                           2,786
   10. SECURED/RENTAL/LEASES                                                     486
   11. UTILITIES                                                             279,750
   12. INSURANCE
   13. INVENTORY PURCHASES                                                    83,785
   14. VEHICLE EXPENSES
   15. TRAVEL & ENTERTAINMENT                                                 10,869
   16. REPAIRS, MAINTENANCE & SUPPLIES                                        78,837
   17. ADMINISTRATIVE & SELLING                                                2,747
   18. OTHER (attach list)                                    504,903        546,554            --             --
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $   504,903    $ 1,155,813   $   206,216    $        --
   19. PROFESSIONAL FEES                                  $        --    $        --   $        --    $        --
   20. U.S. TRUSTEE FEES                                           --             --            --             --
   21. OTHER REORGANIZATION EXPENSES (attach list)                 --             --            --             --
   TOTAL DISBURSEMENTS                                    $   504,903    $ 1,155,813   $   206,216    $        --
   22. NET CASH FLOW                                      $     2,916    $   (11,813)  $   (56,216)   $        --
   23. CASH - END OF MONTH (MOR-2)                        $     3,016    $       864   $     3,744    $        --

   CASH RECEIPTS AND                                         Bank One    Bank of America  FILING TO
   DISBURSEMENTS                                             5577659        1171987307       DATE
   -----------------                                        -----------  --------------- -----------
   1.  CASH-BEGINNING OF MONTH                              $    31,897  $   193,233     $   297,867
   RECEIPTS:
   2.  CASH SALES                                           $        --  $        --     $        --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      1,187,820                    1,695,639
   4.  LOANS & ADVANCES (attach list)                                                             --
   5.  SALE OF ASSETS                                                                             --
   6.  OTHER (attach list)                                        5,259       12,065       1,311,323
   TOTAL RECEIPTS                                           $ 1,193,078  $    12,065     $ 3,006,962
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A          N/A             N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                          $        --  $        --     $   297,757
   8.  PAYROLL TAXES PAID                                                                     58,459
   9.  SALES, USE & OTHER TAXES PAID                                                           2,786
   10. SECURED/RENTAL/LEASES                                                                     486
   11. UTILITIES                                                                             279,750
   12. INSURANCE                                                                                  --
   13. INVENTORY PURCHASES                                                                    83,785
   14. VEHICLE EXPENSES                                                                           --
   15. TRAVEL & ENTERTAINMENT                                                                 10,869
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                        78,837
   17. ADMINISTRATIVE & SELLING                                                                2,747
   18. OTHER (attach list)                                    1,223,975           --       2,275,432
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $ 1,223,975  $        --     $ 3,090,908
   19. PROFESSIONAL FEES                                    $        --  $        --     $        --
   20. U.S. TRUSTEE FEES                                             --           --              --
   21. OTHER REORGANIZATION EXPENSES (attach list)                   --           --              --
   TOTAL DISBURSEMENTS                                      $ 1,223,975  $        --     $ 3,090,908
   22. NET CASH FLOW                                        $   (30,897) $    12,065     $   (83,945)
   23. CASH - END OF MONTH (MOR-2)                          $     1,000  $   205,297     $   213,922


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11

November 2001

   OTHER CASH RECEIPTS AND                               Chase          Chase           Chase         Chase
   DISBURSEMENTS:                                     00100547117    00103316965      103405768    630181003508
   -----------------------                            -----------    -----------    -----------  --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                          1,144,000        150,000
       Account Transfers


   TOTAL OTHER RECEIPTS                               $        --    $ 1,144,000    $   150,000   $        --
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures
       Revenue & Royalties                                                10,150
       Interest Payment
       Employee Benefits                                                  13,438
       Severance tax
       Pre-petition checks voided in current period
       Insiders
       Restricted Cash Transactions
       Contract Services                                                 481,869
       Licenses / Fees / Permits                                              89
       Freight                                                           100,851
       Account Transfers
       Outstanding checks to Balance to G/L                              (59,844)
       CIT Revolver Payments                              504,903
   TOTAL OTHER DISBURSEMENTS                          $   504,903    $   546,554    $        --   $        --

   OTHER CASH RECEIPTS AND                                Bank One    Bank of America   FILING TO
   DISBURSEMENTS:                                          5577659       1171987307         DATE
   -----------------------                                ---------------------------------------
   6.  OTHER RECEIPTS:
       Interest Income                                                                 $         0
       401(k) Plan Refund                                                                        0
       Cobra Insurance Payment                                 5,259                         5,259
       Miscellaneous                                                          12,065        12,065
       Royalty Owners Trust Account                                                              0
       Emission Credits                                                                          0
       Intercompany Transfers                                                            1,294,000
       Account Transfers                                                                         0
                                                                                                 0
                                                                                                --
   TOTAL OTHER RECEIPTS                                  $     5,259  $       12,065   $ 1,311,323
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                         $         0
       Workover Expense                                                                          0
       Capital Expenditures                                                                      0
       Revenue & Royalties                                                                  10,150
       Interest Payment                                                                          0
       Employee Benefits                                                                    13,438
       Severance tax                                                                             0
       Pre-petition checks voided in current period                                              0
       Insiders                                                                                  0
       Restricted Cash Transactions                                                              0
       Contract Services                                                                   481,869
       Licenses / Fees / Permits                                                                89
       Freight                                                                             100,851
       Account Transfers                                                                         0
       Outstanding checks to Balance to G/L                                                (59,844)
       CIT Revolver Payments                               1,223,975                     1,728,878
TOTAL OTHER DISBURSEMENTS                                $ 1,223,975  $           --   $ 2,275,432


MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H4-11


                           CASH ACCOUNT RECONCILIATION
                             MONTH OF NOVEMBER 2001



BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox        Petty Cash          Payroll         AR Wires          Contr. Disb.
--------------               ---------------   ----------    ----------------    --------------  ---------------   ---------------
BANK BALANCE                 $          864   $     1,000    $      205,297    $        3,744     $        3,016    $          --
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE        $          864   $     1,000    $      205,297    $        3,744     $        3,016    $          --
=================================================================================================================================
BEGINNING CASH - PER BOOKS   $       12,677   $    31,897    $      193,233    $       59,961     $          100    $          --
RECEIPTS                                        1,193,078            12,065                              507,819
TRANSFERS BETWEEN ACCOUNTS          994,000                                           150,000
(WITHDRAWAL)CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS       (1,005,813)   (1,223,975)                           (206,216)          (504,903)
ENDING CASH - PER BOOKS      $          864   $     1,000    $      205,297    $        3,744     $        3,016    $          --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  -----------
BANK BALANCE                    $   213,922
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE           $   213,922
===========================================
BEGINNING CASH - PER BOOKS      $   297,867
RECEIPTS                          1,712,962
TRANSFERS BETWEEN ACCOUNTS        1,144,000
(WITHDRAWAL)CONTRIBUTION-                --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS       (2,940,908)
ENDING CASH - PER BOOKS         $   213,921
===========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                        FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    8/31/2001 (1)  Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002      DATE
-------------------------------------    -------------  --------     --------     --------     --------     --------    ---------

1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
7.                                               --           --           --           --           --           --           --
8.                                               --           --           --           --           --           --           --
9.                                               --           --           --           --           --           --           --


TOTAL INSIDERS (MOR-1)                     $     --     $     --     $     --     $     --     $     --     $     --     $     --

         PROFESSIONALS                                                                                                  FILING TO
        NAME/ORDER DATE                  8/31/2001 (1)  Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002      DATE
        ---------------                  -------------  --------     --------     --------     --------     --------    ---------

1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
TOTAL PROFESSIONALS (MOR-1)                $     --     $     --     $     --     $     --     $     --     $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9